UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 23, 2018

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Pulse Biosciences, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-37744	46-5696597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3957 Point Eden Way

Hayward, California 94545

(Address of principal executive offices, including zip code)

(510) 906-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.07.Submission of Matters to a Vote of Security Holders.

On May 23, 2018, Pulse Biosciences, Inc. (the “Company”) held its Annual Meeting at the Fairfield Inn & Suites located at 25921 Industrial Boulevard, Hayward, California 94545. The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect six directors to hold office until the Company’s 2019 annual meeting and until their successors are duly elected and qualified, subject to earlier resignation or removal;
2.	To approve the reincorporation of the Company from the State of Nevada to the State of Delaware;
3.	To approve the adoption of the Company’s Form of Indemnification Agreement; and
4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The voting results for each of these proposals are detailed below:

1. Election of Directors

Nominee	For	Against	Abstained	Broker Non-votes
Darrin R. Uecker	9,027,345	96,741	303,929	5,690,354
Robert W. Duggan	9,023,765	104,094	300,156	5,690,354
Thomas J. Fogarty, M.D.	9,051,430	68,552	308,033	5,690,354
Manmeet S. Soni	9,069,344	50,633	308,038	5,690,354
Kenneth A. Clark	8,815,022	304,955	308,038	5,690,354
Maky Zanganeh, D.D.S	9,069,343	51,957	306,715	5,690,354

Each director nominee was duly elected to serve until the 2019 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Reincorporation of the Company from the State of Nevada to the State of Delaware

For	Against	Abstained	Broker Non-votes
8,741,618	377,913	308,484	5,690,354

The stockholders approved the reincorporation of the Company from the State of Nevada to the State of Delaware, as described in the proxy materials.

3. Adoption of the Form of Indemnification Agreement

For	Against	Abstained	Broker Non-votes
8,758,870	355,041	314,104	5,690,354

The stockholders approved the adoption of the Company’s Form of Indemnification Agreement, as described in the proxy materials.

4. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained	Broker Non-votes
14,727,142	43,612	347,615	N/A

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulse Biosciences, Inc.

By:	/s/ Brian B. Dow
Brian B. Dow
Senior Vice President and Chief Financial Officer

Date: May 23, 2018